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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  February 12, 2004
                                                   -----------------


                    SYSTEMS & COMPUTER TECHNOLOGY CORPORATION
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                Delaware                                     000-11521                                  23-1701520
-------------------------------------------    ----------------------------------------    ---------------------------------------
      (State or Other Jurisdiction                          (Commission                               (I.R.S. Employer
            of Incorporation)                               File Number)                            Identification No.)


                     4 Country View Road, Malvern, Pennsylvania                                             19355
--------------------------------------------------------------------------------------     ----------------------------------------
                      (Address of Principal Executive Offices)                                           (Zip Code)

Registrant's telephone number, including area code        (610) 647-5930


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Item 1. Changes in Control of Registrant.
        --------------------------------

                  The merger discussed in Item 2, the contents of which are incorporated herein by reference, resulted in all of the outstanding common stock of Systems & Computer Technology Corporation (the "Company") being owned by SunGard Data Systems Inc. ("SunGard"), constituting a change in control of the Company.



Item 2.  Acquisition or Disposition of Assets.
         ------------------------------------

                  On February 12, 2004, pursuant to the terms of the Agreement and Plan of Merger (the "Merger Agreement"), dated December 9, 2003, by and among the Company, SunGard and Schoolhouse Acquisition Corp. Inc., a wholly owned subsidiary of SunGard ("Merger Sub"), Merger Sub was merged with and into the Company with the Company continuing as the surviving corporation and wholly owned subsidiary of SunGard (the "Merger").

                  The Merger occurred following the approval of the Merger Agreement and the transactions contemplated therein by the Stockholders of the Company at a special meeting of stockholders held on February 12, 2004.

                  As a result of the Merger, each share of the Company's common stock outstanding was converted into the right to receive $16.50 in cash. The consideration paid in the Merger was determined through arms length negotiations between the parties to the Merger.



Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          ------------------------------------------------------------------


         (a)      Financial Statements:

                           Not required.

         (b) Pro Forma Financial Information:

                           Not required.

         (c) Exhibits:

                  *        2.1      Agreement and Plan of Merger (the "Merger
                                    Agreement"), dated as of December 9, 2003, by and among Systems & Computer Technology
                                    Corporation, SunGard Data Systems Inc., and
                                    Schoolhouse Acquisition Corp. Inc. (Exhibit
                                    2.1 to the Company's Current Report on Form
                                    8-K dated December 9, 2003)

                                    (The Exhibits to the Merger Agreement and
                                    Company Disclosure Letter, the contents of which are described in the Merger Agreement, are not being filed as Exhibits to this Current Report on Form 8-K. The Company agrees to furnish supplementally, and upon request, a copy of any such Exhibits to the Merger Agreement and/or Company Disclosure Letter to the Securities and Exchange Commission.)

                  *        99.1     Press Release dated December 9, 2003
                                    (Exhibit 99.1 to the Company's Current
                                    Report on Form 8-K dated December 9, 2003)

                           99.2     Press Release dated February 12, 2004

                  ----------
                  *  Incorporated by reference.


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                                    SIGNATURE

                  Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.


Date: February 12, 2004            Systems & Computer Technology Corporation



                                   By: /s/ Eric Haskell
                                       --------------------------------------
                                       Eric Haskell
                                       Executive Vice President,
                                       Finance & Administration,
                                       Treasurer and Chief Financial
                                       Officer



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                                  Exhibit Index

Exhibit
Number            Description
-------           ---------------------------------------------


 99.2             Press Release dated February 12, 2004.